UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 29, 2020
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THE HOME DEPOT, INC.
(Exact Name of Registrant as Specified in Charter)
 __________________

Delaware	1-8207	95-3261426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2455 Paces Ferry Road, Atlanta, Georgia 30339
(Address of Principal Executive Offices) (Zip Code)
(770) 433-8211
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
 __________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 Par Value Per Share	HD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 2, 2020, The Home Depot, Inc. (the “Company”) announced that its Board of Directors (the “Board”) approved several executive promotions and role expansions, all of which will be effective on October 5, 2020. Edward “Ted” P. Decker, age 57, is being promoted to the position of President and Chief Operating Officer. Mr. Decker has served as Executive Vice President – Merchandising of the Company since August 2014. From October 2006 through July 2014, he served as Senior Vice President – Retail Finance, Pricing Analytics, and Assortment Planning. Mr. Decker joined The Home Depot in 2000 and held various strategic planning roles, including serving as Vice President – Strategic Business Development from November 2002 to April 2006 and Senior Vice President – Strategic Business and Asset Development from April 2006 to September 2006. Mr. Decker will continue to report to Craig A. Menear, Chairman and Chief Executive Officer of the Company, who also held the title of President prior to Mr. Decker’s promotion.

In connection with his promotion, on September 29, 2020, the Leadership Development and Compensation Committee (“LDC Committee”) of the Board approved Mr. Decker’s new base salary of $1,000,000, effective October 5, 2020, and his new annual incentive target under the Company’s Management Incentive Plan of 150% of base salary, payout of which will be based on achievement of pre-established performance goals set by the LDC Committee. For fiscal 2020, the amount of his annual incentive award will be determined by using his target percentage for his prior role for the first nine months of the fiscal year and his new target percentage for the remainder of the fiscal year, subject in each case to performance against the pre-established performance goals. In addition, in connection with his promotion, Mr. Decker will be granted an award of restricted shares having a value of $250,000 and an award of stock options having a value of $250,000 at the next regularly scheduled meeting of the LDC Committee after the effective date of his promotion. The shares of restricted stock will vest 50% after each of the 30- and 60-month anniversaries of the grant date, and the stock options will vest and become exercisable on each of the second, third, fourth and fifth anniversaries of the grant date, in each case subject to Mr. Decker’s continued employment through the applicable vesting dates. Mr. Decker will also be subject to certain non-competition and non-solicitation restrictions for 24 and 36 months following any termination of employment, respectively, as well as certain confidentiality restrictions that apply indefinitely.

Ann-Marie Campbell is being named Executive Vice President – U.S. Stores and International Operations, adding responsibility for all operations, business functions and strategy for the Company’s Canada and Mexico businesses to her current responsibilities. Ms. Campbell has served as Executive Vice President – U.S. Stores since February 2016. In connection with her assumption of expanded responsibilities, the LDC Committee approved Ms. Campbell’s new base salary of $850,000, effective October 5, 2020. Her annual incentive target under the Company’s Management Incentive Plan will remain at 100% of base salary, payout of which will be based on achievement of pre-established performance goals set by the LDC Committee. In addition, in connection with her role expansion, Ms. Campbell will be granted an award of restricted shares having a value of $250,000 and an award of stock options having a value of $250,000 at the next regularly scheduled meeting of the LDC Committee after the effective date of her promotion. The shares of restricted stock will vest 50% after each of the 30- and 60-month anniversaries of the grant date, and the stock options will vest and become exercisable on each of the second, third, fourth and fifth anniversaries of the grant date, in each case subject to Ms. Campbell’s continued employment through the applicable vesting dates. Ms. Campbell will also be subject to certain non-competition and non-solicitation restrictions for 24 and 36 months following any termination of employment, respectively, as well as certain confidentiality restrictions that apply indefinitely.

Richard V. McPhail, the Company’s Executive Vice President and Chief Financial Officer, will also assume responsibility for corporate strategy and strategic business development. In connection with this expansion of responsibilities, the LDC Committee approved Mr. McPhail’s new base salary of $825,000, effective October 5, 2020. His annual incentive target under the Company’s Management Incentive Plan will remain 100% of base salary, payout of which will be based on achievement of pre-established performance goals set by the LDC Committee. In addition, in connection with his role expansion, Mr. McPhail will be granted an award of restricted shares having a value of $250,000 and an award of stock options having a value of $250,000 at the next regularly scheduled meeting of the LDC Committee after the effective date of his promotion. The shares of restricted stock will vest 50% after each of the 30- and 60-month anniversaries of the grant date, and the stock options will vest and become exercisable on each of the second, third, fourth and fifth anniversaries of the grant date, in each case subject to Mr. McPhail’s continued employment through the applicable vesting dates. Mr. McPhail will also be subject to certain non-competition and non-solicitation restrictions for 24 and 36 months following any termination of employment, respectively, as well as certain confidentiality restrictions that apply indefinitely.

A copy of the press release announcing the executive promotions and role expansions is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release of The Home Depot, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

Date: October 2, 2020	By:	/s/ Teresa Wynn Roseborough
	Name:	Teresa Wynn Roseborough
	Title:	Executive Vice President, General Counsel and Corporate Secretary

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